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CHIRON
[Letterhead]

                           February 4, 1992

                        As of December 12, 1991

Hoffmann-La Roche Inc.
340 Kingsland Street
Nutley, New Jersey 07110

Attention: David E. Alpert, Esq.

Ladies and Gentlemen:

     You have requested a letter confirming the treatment of Roche's existing warrants ("Warrants") to purchase an aggregate of 1,000,000 shares of common stock of Cetus Corporation ("Cetus") in the proposed merger of Cetus with a subsidiary of Chiron Corporation ("Chiron"). Pursuant to Section
1.08 of the Agreement and Plan of Merger dated as of July 21, 1991, by and among Cetus, Chiron and Chiron Acquisition Subsidiary, Inc. (the "Merger Agreement"), which was filed as Appendix VIII to the Cetus/Chiron Joint
Proxy Statement/Prospectus dated October 30, 1991, Chiron has agreed to assume the Warrants effective as of the "Effective Time" (as defined in the Merger Agreement).

     Pursuant to the Merger Agreement and to the Stock Purchase and Warrant Agreement between Cetus and Hoffmann-La Roche Inc. dated as of May 9, 1989 (the "Warrant Agreement"), upon the Effective Time the Warrants will be changed into Warrants to purchase 300,000 shares of Chiron common stock at $52.50 per share, subject to the terms and conditions of the Warrants and the Agreement, and subject to further adjustment from time to time, all as stated in the Warrants and the Warrant Agreement.

     Chiron further agrees that upon the Effective Time it will assume all obligations of Cetus owed immediately prior to the Effective Time under the Warrant Agreement as if Chiron had originally executed the Warrant Agreement in the place and stead of Cetus and had been named the "Seller" therein, and you agree that all obligations under the Warrant Agreement that you owe to Cetus immediately prior to the Effective Time shall be owed to Chiron from and after such Effective Time as if Chiron had originally executed the Warrant


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Letter to David E. Alpert, Esq.
February 4, 1992
Page 2

Agreement in the place and stead of Cetus, subject to the following exceptions, terms and conditions, in respect of which terms defined in the Warrant Agreement are used in their defined senses:

          1. (a) Chiron's obligations as to registration under Article 6 of the Warrant Agreement shall not extend to the Shares, but only to the Warrant Shares.

             (b) The references to "both the Shares and the Warrants" and to "the Shares and the Warrants" in the second sentence of Section 10.8 of the Warrant Agreement shall be deemed to be references solely to "the Warrants." In addition, Eligible Owners (as defined in Section 2 of this letter agreement) shall have registration rights as specified in this letter agreement, as shall other Persons whose Registrable Warrant Shares are included in a demand made under subsection 2(c) of this letter agreement, or whose Registrable Warrant Shares are otherwise included in a registration statement under Article 6 of the Warrant Agreement as amended by this letter agreement. As a condition upon the rights of registration provided for in
Article 6 of the Warrant Agreement as amended by this letter agreement, every Eligible Owner or other Person whose Registrable Warrant Shares are included in a registration statement required to be maintained under such Article 6 as amended hereby shall comply with the obligations of the "Purchaser" contained in such Article 6, as fully as if such Person were the Purchaser thereunder, but only in respect of the Warrant Shares beneficially owned by such Person.

         2. The obligations of Chiron with respect to registration of the Warrant Shares shall be modified as follows:

        (a) As used in this letter agreement, the following terms shall have the following meanings:

        "Registrable Warrant Shares" means Warrant Shares which at the time of determination have not been sold by their holder or holders pursuant to an effective registration under Article 6 of the Warrant Agreement as amended by this letter agreement and which at the time of determination may not publicly and free of volume limitations be sold without registration under the 1933 Act. "Sell publicly" as used in this definition and otherwise in this Section 2 is a reference to selling to the general public, it being understood that the ability to sell without registration to specific classes of buyers on a public basis, such as under Rule 144A of the General Rules and Regulations under the 1933 Act, is not an ability to "sell publicly" as used in this definition or otherwise in this Section 2. "Without volume limitations" as used in this definition and otherwise in this Section 2 shall also include reference to selling without limitations as to volume even though the Warrant Shares proposed to be sold

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Letter to David E. Alpert, Esq.
February 4, 1992
Page 3

are of a quantity which is less than any applicable volume limitations, so long as such volume limitations are also combined with limitations on the manner of sale, as they presently are under paragraphs (e), (f) and (g) of Rule 144 of the General Rules and Regulations under the 1933 Act. If the Warrant Shares proposed to be sold are entitled at the time of such proposal to the benefits of paragraph (k) of such Rule 144 (or any substantially similar successor provision), they then may be sold "without volume limitations" as such term is used in this definition and otherwise in this
Section 2.

         "Registrable First Warrant Shares" means those Registrable Warrant Shares which have been issued, or which may be issued, upon exercise of the First Warrant.

         "Registrable Second Warrant Shares" means those Registrable Warrant Shares which have been issued, or which may be issued, upon exercise of the Second Warrant. For the purposes of this definition and of any other definition in this Section 2, it shall be deemed that the Second
Warrant is exercisable although it is exerciseability has not yet commenced, and it shall be deemed that any Person is the beneficial owner of Warrant Shares for which the Second Warrants beneficially owned by such Person might be exerciseable, notwithstanding that their exerciseability may not have commenced.

         "Eligible Owner With Respect to First Warrant Shares" is a reference to a Person or Persons who at the time of determination is or are, either individually or collectively, the beneficial owner of a majority of the Registrable First Warrant Shares.

         "Eligible Owner With Respect to Second Warrant Shares" is a reference to a Person or Persons who at the time of determination is or are, either individually or collectively, the beneficial owner of a majority of the Registrable Second Warrant Shares.

         "Eligible Owner" is a collective reference to either an Eligible Owner With Respect to First Warrant Shares or an Eligible Owner With Respect to Second Warrant Shares.

         "Maintain the effectiveness of a registration" for a specified period, means, at the option of Chiron, either (a) to maintain the effectiveness of the S-4 Registration for such specified period or (b) to file another registration statement under the 1933 Act to cover the Registrable Warrant Shares which are included in the demand, and to prosecute its effectiveness diligently, and to maintain for such specified period the effectiveness of such registration statement under the Act; and

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Letter to David E. Alpert, Esq.
February 4, 1992
Page 4

in any such case to perform the obligations referred to in Section 6.1 of the Warrant Agreement, for such specified period, together with the related obligations of Section 6.2 and 6.4 of the Warrant Agreement, so that Warrant Shares may be sold by their holders under such registration statement. In case of an election by Chiron to maintain the effectiveness of a registration upon a demand through use of the S-4 Registration, Chiron shall as promptly as is reasonably possible (and in any event, if the prospectus to be used may then be a prospectus on Form S-3 or other similar short form, within ten business days after receipt of the demand, provided that Chiron has been timely provided with such information concerning each Person proposing to offer and sell Warrant Shares under such registration, and each such Person's proposed method of offer and sale of such Warrant Shares, as shall be required by the 1933 Act and the rules, regulations and forms thereunder to be included in such registration), file with the Securities and Exchange Commission ("SEC"), a post-effective amendment or supplement to prospectus or other papers and documents appropriate to make such S-4 Registration an effective registration with respect to the Registrable Warrant Shares included in the demand. In case Chiron elects to maintain the effectiveness of a registration upon a demand by filing another registration statement under the 1933 Act, such registration statement shall be filed by Chiron as promptly as is reasonably possible (and, in any event, if Chiron is then eligible to file such registration statement on Form S-3 or other similar short form, within ten business days after the receipt of such demand, provided that Chiron has been timely provided with such information concerning each Person proposing to offer and sell Warrant Shares under such registration, and each such Person's proposed method of offer and sale of such Warrant Shares, as shall be required by the 1933 Act and the rules, regulations and forms thereunder to be included in such registration). A reference to a "similar short form" refers to provisions, similar to those presently contained in Form S-3 under the 1933 Act, under which substantial information, including annual, and, if applicable, quarterly financial statements, of the issuer, need not be physically presented in the prospectus but may be incorporated by reference from other filings with the SEC.

         "S-4 Registration" means Chiron's registration statement No. 33-43574 on Form S-4 under the 1933 Act which became effective on October 30, 1991.

         (b) The Warrant Shares have been registered under the 1933 Act on the S-4 Registration, but Chiron makes no representation that there exists a current prospectus under the S-4 Registration which may be used in connection with the offer or sale of Warrant Shares.

         (c) Upon demand of any Eligible Owner made from time to time, Chiron shall maintain, for such period of time (not to exceed nine months) as is specified by

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Letter to David E. Alpert, Esq.
February 4, 1992
Page 5

the Eligible Owner in such demand, the effectiveness of a registration in respect of the offer and sale of the Registrable Warrant Shares referred to in such demand; provided that only six such demands may be made in total under this subsection 2(c), and only three may be made by an Eligible Owner With Respect to the First Warrant Shares, and only three may be made by an Eligible Owner With Respect to the Second Warrant Shares. An Eligible Owner who is both an Eligible Owner with Respect to the First Warrant Shares and an Eligible Owner with Respect to the Second Warrant Shares shall be subject only to the overall limitation of six demands for registration, and any such demand by such an Eligible Owner which relates both to Registrable First Warrant Shares and Registrable Second Warrant Shares shall nonetheless be considered only a single demand, and for the purposes of computing the numerical limitations on demands such single demand shall be allocable to the Registrable First Warrant Shares or the Registrable Second Warrant Shares as elected in such demand.

         (d) Notwithstanding any provision of Section 6 of the Warrant Agreement Chiron shall not be required to continue to maintain the effectiveness of any particular registration for particular Warrant Shares after all of such Warrant Shares so included in such registration have been sold by their holders under such registration, or to maintain the effectiveness of any registration for any of the Warrant Shares at any time except as provided in this Section 2, or (notwithstanding any other provision of this Section 2 or any provision of Section 6 of the Warrant Agreement) to maintain the effectiveness of any registration for any Warrant Shares which have been sold by their holders under an effective registration under Article 6 of the Warrant Agreement as amended by this letter agreement or if the entirety of the Warrant Shares which have not been the subject of such sales may then be sold publicly without volume limitations.

         (e) Upon demand of an Eligible Owner any registration statement under
Section 2(c) of this letter agreement, and the related prospectus, shall relate to the exercise of the Warrants as well as, or in lieu of, the sale of the Warrant Shares by Purchaser; but this subsection (e) shall not increase the number of registrations which may be demanded hereunder.

         (f) If a demand for registration is made by an Eligible Owner which is or are not the beneficial owner or owners of the entirety of the Registrable Warrant Shares, such Eligible Owner may include any or all of the remainder of the Registrable Warrant Shares in its demand and the holder or holders of such shares to be registered shall be entitled to the benefits of Article 6 in respect of such demand as specified in Section 1(b) of this letter agreement, on the terms therein specified.


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Letter to David E. Alpert, Esq.
February 4, 1992
Page 6

         (g) Notwithstanding any other provision of this Section 2, for so long as there shall be any Registrable Warrant Shares, during a period when Chiron is maintaining an effective registration pursuant to subsection (b) or subsection (c) of this Section 2, if Chiron shall propose to effect an underwritten public offering for cash of Common Stock or securities evidencing the right of purchase of or privilege of conversion or exchange for Common Stock, then

              (i) at the request of the managing underwriter of such public offering, the holders of Registrable Warrant Shares then being registered hereunder shall refrain from sales of such Registrable Warrant Shares (except in transactions not requiring registration) except as provided in paragraph (ii) below for the period specified by the managing underwriter (which period shall not exceed 90 days); provided that if any holder of Registrable Warrant Shares then being registered hereunder does not sell Registrable Warrant Shares pursuant to paragraph (ii) below, the period for which Chiron shall maintain the effectiveness of the registration statement covering the Registrable Warrant Shares which is then in effect shall be extended for such period for which any such Person is required to refrain from selling by this paragraph (i); and

              (ii) if any such Person is required to refrain from sales pursuant to paragraph (i) above, then any such Person shall be afforded an opportunity to participate in such underwritten public offering by including such quantity of outstanding Registrable Warrant Shares in such underwritten public offering as the managing underwriter determines in its sole discretion will not jeopardize the success of the offering by Chiron and such Registrable Warrant Shares shall be offered on the terms and conditions as agreed upon between Chiron and the underwriters selected by Chiron, making due allowance for differences in representations, warranties and the like between an issuer and a selling securityholder.

          (h) Chiron may make reasonable requests of any Person who is not the record holder of Warrant Shares or of Warrants who claims to be the beneficial owner of Warrant Shares for evidence establishing that such Person is the beneficial owner of such Warrant Shares.

           3. (a) The references in Section 3.3(a), 3.3(b), and Section 3.6(b) of the Warrant Agreement to "50,000 Warrant Shares", shall, from and after the Effective Time to be deemed to be references to "15,000 Warrant Shares" with respect to the common stock of Chiron.

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Letter to David E. Alpert, Esq.
February 4, 1992
Page 7

         (b) Any stockholder rights plan of Chiron in effect at the Effective Time or thereafter effective shall be deemed to be a "successor or additional stockholder rights plan" of Seller for the purpose of construction, application and enforcement of the final sentence of Section 3.7(e) of the Warrant Agreement.

         (c) The references in Section 3.3(b) and (c) of the Warrant Agreement, governing the exercise of the Second Warrant, to a "fiscal year" ending June
30 of each calendar year, shall, from and after the Effective Time, be deemed to be references to a special computation year ending on the 30th day of June in each calendar year and commencing on the first day of July in the preceding calendar year, whether or not such special computational year shall be the fiscal year of Chiron; it being understood by the parties that at the present time the fiscal year of Chiron is the calendar year, and it being the intent of the parties that the period for computation of the exerciseability of the Second Warrant is not to be changed as a result of the Merger.

         4. From and after the Effective Time, appropriate adjustments shall be deemed to be made in the text of the First Warrant and of the Second Warrant to reflect the succession of Chiron to the obligations of Cetus in respect of the Warrants and the other provisions hereof, and upon the surrender of the certificate evidencing any such Warrant, a new certificate for such Warrant reflecting the same, together with such formal changes as may be appropriate and agreed upon between the holders of such Warrant and Chiron, shall be issued in lieu thereof to such holder.

         5. From and after the Effective Time, any demand or notice required or permitted to be given to the Seller under the Warrant Agreement shall be given exclusively to:

                               Chiron Corporation
                               4560 Horton Street
                               Emeryville, California 94608

                               Attention: Chief Executive Officer

With a copy to:

                               Chiron Corporation
                               4560 Horton Street
                               Emeryville, California 94608

                               Attention: General Counsel

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Letter to David E. Alpert, Esq.
February 4, 1992
Page 8

         Such address may be changed from time to time as provided in the Warrant Agreement.

         6. This letter agreement does not affect any provision of the Warrant Agreement other than the provisions expressly referred to above, and none of the other provisions of the Warrant Agreement shall be deemed to be amended hereby. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of California.

         If the foregoing accurately expresses our understanding, please so indicate by your countersignature in the place provided below.

                                       Very truly yours,

                                       CHIRON CORPORATION

                                       By:  /s/ William G. Green
                                           --------------------------------
                                       Name: William G. Green
                                       Title: Vice President and
                                              General Counsel

Agreed to:

HOFFMANN-LA ROCHE INC.

By:  /s/  Harold F. Boardman           (Approved as to Form
    ----------------------------            Law Dept.)
Name: Harold F. Boardman
Title: Vice President and
       General Counsel